SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):
                         January 8, 1998


                 SEARS ROEBUCK ACCEPTANCE CORP.

       (Exact name of registrant as specified in charter)



   Delaware          1-4040                51-0080535
(State or Other     (Commission         (IRS Employer
Jurisdiction of     File Number)        Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware              19807
(Address of principal executive offices)           (Zip Code)




Registrant's telephone number, including area code (302) 888-3112

Item 5.        Other Events.

          On January 8, 1998, Registrant executed a Pricing
Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Representative of the several underwriters named therein, relating to $200,000,000 aggregate principal amount of Registrant's 6.75% Notes due January 15, 2028 pursuant to an Underwriting Agreement dated June 25, 1997, with Goldman, Sachs & Co. Incorporated, relating to debt securities.

Item 7.        Financial Statements, Pro Forma Financial
               Information and Exhibits.

Exhibit No.

   1(a) Pricing Agreement, dated January 8, 1998, among Registrant Sears and Goldman, Sachs & Co.

   1(b) Underwriting Agreement, dated June 25, 1997, among Registrant, Sears and Goldman, Sachs & Co. Incorporated herein by reference to Registrant's Current Report on Form 8-K dated May 13, 1997 (File No. 1-4040).

   4(a)   Form of 6.75% Note.

   5 Opinion of Nancy K. Bellis dated January 28, 1998, relating to the validity of $200,000,000 aggregate principal amount of 6.75% Notes due January 15, 2028.

   23     Consent of Nancy K. Bellis (included in Exhibit 5).

                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              SEARS ROEBUCK ACCEPTANCE CORP.




Date:  February 12, 1998           By:/S/ George F. Slook
                                   George F. Slook
                                   Vice President, Finance and
                                   Assistant Secretary

                          EXHIBIT INDEX

Exhibit No.

   1(a) Pricing Agreement, dated January 8, 1998, among Registrant Sears and Goldman, Sachs & Co.

   1(b) Underwriting Agreement, dated June 25, 1997, among Registrant, Sears and Goldman, Sachs & Co. Incorporated herein by reference Registratnt's Current Report on Form 8-K dated May 13, 1997 (File No. 1-4040.

   4(a)   Form of 6.75% Note.

   5 Opinion of Nancy K. Bellis dated Janaury 28, 1998, relating to the validity of $200,000,000 aggregate principal amount of 6.75% Notes due Janaury 15, 2028.

   23     Consent of Nancy K. Bellis (included in Exhibit 5).